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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 24, 2002


                               H.B. Fuller Company
             (Exact name of registrant as specified in its charter)



      Minnesota                       001-09225                  41-0268370
(State of Incorporation)       (Commission file number)       (I.R.S. Employer
                                                             Identification No.)



1200 Willow Lake Boulevard, St. Paul, Minnesota                   55110-5101
   (Address of principal executive offices)                       (Zip Code)



                                 (651) 236-5867
              (Registrant's telephone number, including area code)


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Item 5. Other Events

On September 24, 2002, H.B. Fuller Company announced its earnings for the third quarter ended August 31, 2002. A copy of the press release that discusses this matter is filed as Exhibit 99(a) to, and incorporated by reference in, this report.


Item 7. Financial Statements and Exhibits.

        Exhibit 99(a)     Press Release dated September 24, 2002
        Exhibit 99(b)     Press Release dated September 24, 2002


Item 9. Regulation FD Disclosure

On September 24, 2002, H.B. Fuller Company announced the filing of a registration statement on Form S-3 with respect to the proposed registration of $500,000,000 of securities, including debt, preferred stock, depositary shares, common stock and warrants. A copy of the press release that discusses this filing is included as Exhibit 99(b) to, and incorporated by reference in, this report.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       H.B. FULLER COMPANY
                                       Date: September 24, 2002

                                       By: /s/ Raymond A. Tucker
                                           -------------------------------------
                                           Raymond A. Tucker
                                           Senior Vice President and
                                              Chief Financial Officer